UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT(Date of earliest event reported) January 14, 2004
                                  TELLABS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                 0-9692                    36-3831568
  (State of Incorporation)     (Commission file            (I.R.S. Employer
                                   number)                Identification No.)

  One Tellabs Center, 1415 W.
  Diehl Road, Naperville, Illinois                        60563
 (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (630) 378-8800

                                       N/A
          (Former name or former address, if changed since last report)





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Item 5. Other Events

On January 14, 2004, Tellabs, Inc. issued the press release attached as Exhibit 99 announcing the resignation of Edward H. Kennedy, president-Tellabs North America, effective January 30, 2004.



Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 - Press Release of Tellabs, Inc., Dated January 14, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                 TELLABS, INC.
                                                ----------------
                                                (Registrant)


                                                /s/ James A. Dite
                                                --------------------
                                                 James A. Dite
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)



January 15, 2004
-----------------
(Date)




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                                  EXHIBIT INDEX

   Exhibit Number                  Description
   --------------                  -----------

       99           Press Release of Tellabs, Inc., dated January 14, 2004.








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